EXHIBIT 99

                         FORM 3 JOINT FILER INFORMATION


Name:                                Insurance GenPar (Bermuda), L.P.
Address:                             Cedar House
                                     41 Cedar Avenue
                                     Hamilton, Bermuda HM1
Designated Filer                     Insurance Partners Offshore (Bermuda), L.P.
Issuer & Ticker Symbol:              ACA Capital Holdings Inc. (ACA)
Date of Event Requiring Statement:   11/09/06
Signature:                           By:  /s/ Bradley Cooper
                                          -------------------------------------
                                          Insurance GenPar (Bermuda), L.P.
                                          By: Insurance GenPar (Bermuda)   MGP,
                                              L.P.
                                          By: Insurance GenPar (Bermuda) MGP,
                                              Ltd.
                                          By: Bradley Cooper, Senior Vice
                                              President


Name:                                Insurance GenPar (Bermuda) MGP, L.P.
Address:                             Cedar House
                                     41 Cedar Avenue
                                     Hamilton, Bermuda HM1
Designated Filer                     Insurance Partners Offshore (Bermuda), L.P.
Issuer & Ticker Symbol:              ACA Capital Holdings Inc. (ACA)
Date of Event Requiring Statement:   11/09/06
Signature:                           By:  /s/ Bradley Cooper
                                          -------------------------------------
                                          Insurance GenPar (Bermuda) MGP, L.P.
                                          By: Insurance GenPar (Bermuda)
                                              MGP, Inc.
                                          By: Bradley Cooper, Senior Vice
                                              President


Name:                                Insurance GenPar (Bermuda) MGP, Inc.
Address:                             Cedar House
                                     41 Cedar Avenue
                                     Hamilton, Bermuda HM1
Designated Filer                     Insurance Partners Offshore (Bermuda), L.P.
Issuer & Ticker Symbol:              ACA Capital Holdings Inc. (ACA)
Date of Event Requiring Statement:   11/09/06
Signature:                           By:  /s/ Bradley Cooper
                                          -------------------------------------
                                          By: Bradley Cooper, Senior Vice
                                              President